SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : July 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-AR2)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-01                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-AR2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On July 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  July 29, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               July 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                          REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL           LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
IA         132,515,000.00    120,467,048.48   5,153,009.40     651,986.17   5,804,995.57     0.00        0.00      115,314,039.08
IIA1       161,534,000.00    149,731,226.84   3,211,638.27     279,498.29   3,491,136.56     0.00        0.00      146,519,588.57
IIA2         5,077,000.00      4,706,039.84     100,941.52       9,372.86     110,314.38     0.00        0.00        4,605,098.32
IIM1        12,000,000.00     12,000,000.00           0.00      29,900.00      29,900.00     0.00        0.00       12,000,000.00
IIM2         4,154,000.00      4,154,000.00           0.00      12,946.63      12,946.63     0.00        0.00        4,154,000.00
IIB          1,846,133.00      1,846,133.00           0.00       7,138.38       7,138.38     0.00        0.00        1,846,133.00
IB1          3,155,000.00      3,140,269.86       3,007.81      16,995.62      20,003.43     0.00        0.00        3,137,262.05
IB2          1,683,000.00      1,675,142.37       1,604.48       9,066.13      10,670.61     0.00        0.00        1,673,537.89
IB3          1,122,000.00      1,116,761.57       1,069.66       6,044.09       7,113.75     0.00        0.00        1,115,691.91
AR                 100.00              0.00           0.00           0.00           0.00     0.00        0.00                0.00
IB4            771,000.00        767,400.33         735.03       4,153.29       4,888.32     0.00        0.00          766,665.30
IB5            491,000.00        488,707.60         468.09       2,644.96       3,113.05     0.00        0.00          488,239.51
IB6            491,413.00        489,118.68         468.49       2,647.19       3,115.68     0.00        0.00          488,650.19
TOTALS     324,839,646.00    300,581,848.57   8,472,942.75   1,032,393.61   9,505,336.36     0.00        0.00      292,108,905.82

IIX        184,611,133.00    173,360,455.34           0.00     814,595.91     814,595.91     0.00        0.00      170,047,875.56

-----------------------------------------------------------------------------------------------------------------------------------



                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA         22540VTR3       909.08235656     38.88623477      4.92009335      43.80632811       870.19612180     IA       6.494584 %
IIA1       22540VTS1       926.93319574     19.88211937      1.73027530      21.61239467       907.05107637     IIA1     2.240000 %
IIA2       22540VUP5       926.93319677     19.88211936      1.84614142      21.72826078       907.05107741     IIA2     2.390000 %
IIM1       22540VTU6     1,000.00000000      0.00000000      2.49166667       2.49166667     1,000.00000000     IIM1     2.990000 %
IIM2       22540VTV4     1,000.00000000      0.00000000      3.11666586       3.11666586     1,000.00000000     IIM2     3.740000 %
IIB        22540VTZ5     1,000.00000000      0.00000000      3.86666616       3.86666616     1,000.00000000     IIB      4.640000 %
IB1        22540VTW2       995.33117591      0.95334707      5.38688431       6.34023138       994.37782884     IB1      6.494584 %
IB2        22540VTX0       995.33117647      0.95334522      5.38688651       6.34023173       994.37783125     IB2      6.494584 %
IB3        22540VTY8       995.33116756      0.95335116      5.38688948       6.34024064       994.37781640     IB3      6.494584 %
AR         22540VUA8         0.00000000      0.00000000      0.00000000       0.00000000         0.00000000     AR       6.494584 %
IB4        22540VUB6       995.33116732      0.95334630      5.38688716       6.34023346       994.37782101     IB4      6.494584 %
IB5        22540VUC4       995.33116090      0.95334012      5.38688391       6.34022403       994.37782077     IB5      6.494584 %
IB6        22540VUD2       995.33117764      0.95335288      5.38689453       6.34024741       994.37782476     IB6      6.494584 %
TOTALS                     925.32377827     26.08346258      3.17816382      29.26162640       899.24031570

IIX        22540VUE0       939.05742586      0.00000000      4.41249613       4.41249613       921.11387215     IIX      0.000000 %
--------------------------------------------------------------------------------------------------------- -------------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7172
                              Fax: (212) 946-8302
                         Email: mark.volosov@chase.com

                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               July 25, 2002

Section 4.04(a)(i)       Scheduled Principal Payments                           241,275.08
                         Principal Prepayments                                8,231,667.66


Section 4.04(a)(ii)      Current Interest                                     1,846,989.52
                         Carryforward Interest                                        0.00

Section 4.04(a)(iii)     Certificate Interest Shortfalls                              0.00
                         Certificate Principal Shortfalls                             0.00

Section 4.04(a)(v)       Aggregate Loan Balance                             293,031,962.48
                         Loan Group 1 Aggregate Loan Balance                122,984,086.92
                         Loan Group 2 Aggregate Loan Balance                170,047,875.56

Section 4.04(a)(vi)      Master Servicing Fees                                    3,768.81
                         Trust Administrator Fees                                   628.14
                         Servicing Fees                                          76,545.75

Section 4.04(a)(viii)    Current Advances                                             0.00
                                               Group 1                                0.00
                                               Group 2                                0.00
                         Outstanding Advances                                         0.00
                                               Group 1                                0.00
                                               Group 2                                0.00


Section 4.04(a)(ix)      Delinquent Mortgage Loans

                                 Group 1
                                                                   Principal
                        Category                Number               Balance               Percentage
                        1 Month                 4               1,199,656.04                  0.98 %
                        2 Month                 1                 485,661.58                  0.39 %
                        3 Month                 4                 914,587.87                  0.74 %
                        Total                   9               2,599,905.49                  2.11 %

                                 Group 2
                                                                  Principal
                        Category                Number               Balance               Percentage
                        1 Month                 10              3,019,029.15                  1.78 %
                        2 Month                  5              1,691,363.26                  0.99 %
                        3 Month                 16              5,578,716.15                  3.28 %
                         Total                  31             10,289,108.56                  6.05 %


                        Foreclosures

                         Group 1
                        --------------------
                                              Principal
                         Number               Balance               Percentage
                               0                    0.00                 0.00%


                         Group 2
                         --------------------
                                              Principal
                         Number               Balance               Percentage
                               2                632,492.28                 0.37 %



Sec. 4.04 (a)(x)
                         Rolling Three Month Delinquency Rate                     3.136431 %

Section 4.04(a)(xi)      REO Properties


                           Group 1
                           -------------------
                                                Principal
                           Number               Balance                Percentage
                             0                    0.00                     0.00%
                           Group 2
                           -------------------
                                                Principal
                           Number               Balance                Percentage
                                 0                0.00                     0.00%


Section 4.04(a)(xii)     Current Realized Losses                     0.00
                         Group 1                                     0.00
                         Group 2                                     0.00
                         Aggregate Realized Losses                   0.00
                         Group 1                                     0.00
                         Group 2                                     0.00


Section 4.04(a)(xiii)    Weighted Average Term to Maturity
                         Group 1                                349
                         Group 2                                353
